STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	12
Beginning Date of Accrual Period	20-Sep-02
End Date of Accrual Period	20-Oct-02
Distribution Date	21-Oct-02
Previous Distribution Date	20-Sep-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	26,749,306.26
Principal Collections	21,497,596.85
Interest Collections (net of servicing fee)	5,000,044.34
Servicing Fee	251,665.07
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,749,306.26
Interest Paid to Certificates	905,867.05
Principal Paid to Certificates	25,591,774.14
Equity Certificate	-
Servicing Fee	251,665.07

Balance Reconciliation

Begin Principal Balance	603,996,168.67
Principal Collections (including repurchases)	21,497,596.85
Charge off Amount	278,162.31
End Principal Balance	582,220,409.51

Collateral Performance
Cash Yield (% of beginning balance)	10.43%
Charge off Amount (% of beginning balance)	0.55%
Net Yield	9.88%

Delinquent Loans
30-59 days principal balance of loan	18,926,873.47
30-59 days number of loans	205
60-89 days principal balance of loan	3,077,915.81
60-89 days number of loans	31
90+ days principal balance of loan	11,947,765.50
90+ days number of loans	127

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,865
Number of HEL outstanding (EOP)	6,650
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	742,873.50

Overcollateralization
Begin OC Amount	137,373,435.30
OC Release Amount	0.00
Extra Principal Distribution	3,816,014.98
End OC Amount	141,189,450.28

Target OC Amount	142,530,364.62
Interim OC Amount	137,373,435.31
Interim OC Deficiency	5,156,929.31

Monthly Excess Cashflow	3,816,014.98

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	58.45%

Interest Calculations
1 month LIBOR	1.82000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.19000%
Class A Pass-Through Rate	2.19000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.77000%
Class M Pass-Through Rate	2.77000%
Available Funds Cap	10.37061%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.081897
2. Principal Distribution per $1,000	33.915706
3. Interest Distribution per $1,000	1.166191

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.19000%
2. Days in Accrual Period	31

3. Class A Interest Due	782,199.26
4. Class A Interest Paid	782,199.26
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	414,776,450.07
2. Class A Principal Due	22,748,281.36
3. Class A Principal Paid	22,748,281.36
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	392,028,168.71

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.5844798
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6733329

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.390751
2. Principal Distribution per $1,000	33.915706
3. Interest Distribution per $1,000	1.475045

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.77000%
2. Days in Accrual Period	31

3. Class M Interest Due	123,667.79
4. Class M Interest Paid	123,667.79
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	51,846,283.29
2. Class M Principal Due	2,843,492.78
3. Class M Principal Paid	2,843,492.78
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	49,002,790.51

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.5844798
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0841654